EXHIBIT 10.5













                          TECHNOLOGY LEASING AGREEMENT
                                     BETWEEN
                          BIOQUEST INTERNATIONAL, INC.
                                       AND
                             MAINSTREETIPO.COM, INC.

                                LEASING AGREEMENT

     AGREEMENT made this 15th day of September, 2000 by and between MainStreetIPO.com Inc. ("MainStreet"), with principal offices at 171 Church Lane, North Brunswick, NJ 08902, and BioQuest International, Inc. ("BioQuest"), with principal offices at 11217 Silverleaf Drive, Fairfax Station, Virginia 22039.

     WHEREAS, MainStreet has designed a website known as www.MainStreetIPO.com (the "Website"), which Website was created for the purpose of enabling corporations to publicly offer their securities by means of posting registered prospectuses on such Website in order that members of the public can bid in a Dutch Auction for such securities; and

     WHEREAS, BioQuest is desirous of leasing the technology underlying the Website ("the Application Services"), utilizing the generic content of the Website, and leasing server space ("bandwidth") to enable BioQuest to conduct a direct public offering of its Common Stock on a one time basis.

     WHEREAS, MainStreet is desirous of leasing the Application Services to BioQuest.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

     1. No Alterations or Changes of Non-Advertising Material. BioQuest may not alter or change any of the content appearing on the Website without the prior approval of MainStreet, except to replace the name of "MainStreet IPO.com" with the name "BioQuestIPO.com" and place BioQuest's logo on the left hand side of the Website. BioQuest may not remove the graphical depiction of the MainStreet Bull which appears on the right hand side of the Website. BioQuest also may not change or alter in any way the technology of the Website, the Dutch Auction System designed for the Website or any of the technologies or interfaces integrated into the Dutch Auction System without the prior approval of MainStreet.

2. Representations, Warranties and Covenants. MainStreet hereby represents and warrants to and agrees with BioQuest as follows:

     (a) MainStreet is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute, deliver and perform this Leasing Agreement. This Agreement has been duly and validly executed and delivered by MainStreet and constitutes the legal and binding obligation of MainStreet enforceable against it in accordance with its terms;

     (b) MainStreet has developed and designed the software systems and technology for the proper, efficient and lawful operation of the Website to enable issuers to post registered offerings under the Securities Act of 1933, including registration statements, preliminary prospectuses, final prospectuses and to enable public users to submit bids for issuer's securities being offered on the Website, including the transmission and recordation of all bidding information and to establish and verify escrow accounts, and other related operations and procedures necessary for issuers to offer their securities to the public and to enable the public to bid and acquire such securities ("MainStreet Technology");

     (c) at all times the Website and the MainStreet Technology will be in optimal functional condition, including but not limited to sufficient facilities to handle high use volume ("bandwidth") and to accept and promptly facilitate the bidding process for BioQuest's security offering posted on the Website, and the Website and MainStreet Technology will at all times during the term of this agreement be maintained by MainStreet; provided, MainStreet does not insure against illegal or unauthorized site intrusion by person or persons unknown whose purpose is to interfere with the providing of services to the registered user;

     (d)  at all  times  the  Website  and  the  MainStreet  Technology  will be monitored by Interactica Inc. to insure proper logging, load balancing, demographic recording, data back-up, storage and emergency response;

     (e)  the  software  has  been  properly   developed  and  the  Website  and
          MainStreet Technology is fit for the purpose for which it is intended to be used;

     (f) the execution, delivery and performance by MainStreet of this Agreement and the consummation by it of the transactions contemplated hereby will not conflict with or violate any existing provision of law, rule or regulation, and such execution, delivery, performance and consummation will not, with or without the giving of notice, the lapse of time or both, conflict with or violate (A) any order, judgment or decree applicable to MainStreet or binding upon its assets or properties, (B) any provision of the by-laws or certificate of incorporation of MainStreet, or (C) any agreement or other instrument applicable to MainStreet or binding upon its assets or properties;

     (g) it is the sole and exclusive owner of or otherwise has the right to use and license all materials, methodologies and MainStreet Technology used in connection with the Website, and the use and licensing of such materials, methodologies and MainStreet Technology do not and will not
          (A) breach, conflict with or constitute a default under any agreement or other instrument applicable to MainStreet or binding upon its assets or properties or (B) infringe upon any trademark, trade name, service mark, patent, copyright or other proprietary right of any other person or entity;

     (h) the Website and the MainStreet Technology, as designed and as hereafter may be modified for BioQuest, does not and will not violate any federal, state or local law or regulation; neither MainStreet nor the Website is the subject of any disciplinary proceeding; and MainStreet will comply with all applicable federal, state and local laws in the maintenance and rental of its Website and MainStreet Technology;

     (i) there is no pending or, to the best knowledge of MainStreet, threatened claim, action or proceeding against MainStreet, except for an informal inquiry by the Securities and Exchange Commission as to possible broker-dealer registration requirements of MainStreet, which has been disclosed to BioQuest , or any affiliate thereof, with respect to the execution, delivery or consummation of this Agreement, or with respect to the Website and the MainStreet Technology and their respective contents and, to the best knowledge of MainStreet, there is no basis for any such claim, action or proceeding; and

     (j) it is, to the best of MainStreet's knowledge, in compliance with all federal and state privacy laws, is a member in good standing of the On Line Privacy Alliance, and shall adhere to the information gathering, dissemination, privacy protection and other practices specified by such organization.

3. Non-Assignability. Neither party may assign or delegate its rights and obligations under this Agreement, except that MainStreet may use independent contractors to provide technological support for the Website and MainStreet Technology.

4. Procedures. BioQuest shall not do anything in contravention of the procedures established by the MainStreet Technology regarding, among other things, registration of subscribers, posting of prospectuses, the Dutch Auction process, transfer agents or escrow agents, and shall adhere to the terms and conditions of this Agreement unless otherwise required by the Securities and Exchange Commission or the NASD pursuant to federal securities laws or their Rules and Regulations or the various states' rules and regulations where such offering is registered.

5. Term. The Term of this Agreement shall be for a sufficient period of time to enable BioQuest to complete its offering but in no event to exceed two hundred seventy (270) days after the effective date of BioQuest's registration statement with the Securities and Exchange Commission. If either party breaches the terms of this Agreement and fails to cure the breach within thirty (30) days after written notice of such breach from the other party (or if the cure cannot be completed in such thirty (30) day period, the breaching party has failed to initiate a cure within such thirty (30) day period and use diligence to complete the cure), the non-breaching party may terminate this Agreement upon fifteen (15) days written notice to the other party by regular mail or facsimile sent to the address set forth above.

6. No Acquisition of License, Ownership or Rights. All systems and processes developed by MainStreet and the MainStreet Technology shall be and remain the exclusive property of MainStreet. All of the systems and related business data and MainStreet Technology are Confidential Information, except for that information which is generally available to the public, is already or becomes available to BioQuest on a non-confidential basis, or has been, is now, or later independently developed by BioQuest . BioQuest understands and agrees that, notwithstanding this Agreement, it shall acquire no other rights or licenses to any of the Confidential Information.

7. Consideration. In consideration for MainStreet leasing the Website to BioQuest for a one time use which lease includes the Application Services, MainStreet shall receive a fee consisting of $50,000 payable (i) $25,000 upon BioQuest's execution of this Agreement with the balance of $25,000 due within ten (10) days after BioQuest ceases using the Website, and (ii) warrants equal to one percent (1%) of the total shares of stock sold during the direct public offering exercisable into the same number of shares of BioQuest Common Stock at an exercise price of $1.00 per share. Said warrants to expire five (5) years from the date of this Agreement. In the event the BioQuest offering is unsuccessful for any reason, then the compensation reflected by the warrants shall be adjusted as may be agreed upon by the parties.

8. Indemnification. MainStreet agrees to indemnify and hold harmless BioQuest and any person who controls BioQuest against any and all losses, claims, damages or liabilities, joint or several, to which BioQuest or any controlling person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any technological failures of the Website and MainStreet Technology, other than illegal or unauthorized site intrusion by person or persons unknown whose purpose is to interfere with the providing of services to the then registered user, provided such illegal or unauthorized site intrusion is not due to the lack of proper security provided by or other negligence of MainStreet or the MainStreet Technology. In no event, shall MainStreet be liable for more than the fee paid by BioQuest, which shall include the return of the warrants.

9. Sole Agreement. This Agreement, together with all exhibits and schedules, constitutes the entire agreement of the parties with respect to the sale of the Website by MainStreet.

10. Notices and Addresses. All notices or other communications given or made under this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by certified mail, return receipt requested, postage prepaid or by reputable overnight courier providing a receipt against delivery, or (c) sent by telecopy or facsimile transmission, provided that a copy thereof is concurrently delivered or sent in accordance with clause
     (a) or (b) above. Such notices or other communications shall be delivered or sent to:

                  to:               MainStreet IPO.com Inc.
                                    171 Church Lane
                                    North Brunswick, NJ 08902
                                    Attn: Joseph M. Salvani, Ch. of the Bd.

                  copy to:          Richard J. Blumberg, Esq.
                                    McLaughlin & Stern, LLP
                                    260 Madison Avenue
                                    New York, NY 10016

                  to:               BioQuest International, Inc.
                                    11271 Silverleaf Drive
                                    Fairfax Station, Virginia  22039

                  Copy to:          Carl Duncan, Esq.
                                    C/o Duncan, Blum & Associates.
                                    5718 Tanglewood Drive
                                    Bethesda, Maryland  20817

                                    Raymond J. Stewart, Esq.
                                    1350 Eye Street, N.W.
                                    Suite 200
                                    Washington, D.C.  20005

or such other address as any party may specify in a notice delivered in accordance with this Section 10.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12. Waiver. No waiver of any breach or condition of this Agreement shall be effective unless in writing and signed by the party (s) sought to be charged therewith, and a waiver in one instance shall not be deemed to be a waiver of any other subsequent breach or condition, whether of like or different nature.

13. Use of Certain Terms. Any definitions apply equally to both the singular and the plural; any pronoun shall include the corresponding masculine, feminine and neuter; the words "include" and "including" shall be deemed to be followed by the phrase "without limitation"; and the terms "hereof" and "herein" shall refer to the particular agreement or document in which such term appears.

14. Captions. Article titles or captions contained in this Agreement are inserted only as a matter of convenience and as reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of the provisions hereof.

15. Counterparts. This Agreement may be executed in one or more counterparts and each of such counterparts shall, for all purposes, be deemed to be an original, but all of the counterparts shall constitute one and the same instrument, and this Agreement shall be deemed effective on the date it is executed by the parties hereto.

16. Binding. This Agreement and all of its provisions shall be binding on and inure to the benefit of the successors of the parties. None of the provisions of this Agreement is intended to be, nor shall the provisions construed to be, for the benefit of any third party. Whenever in this Agreement reference is made to a party, such reference shall be deemed to include a reference to the legal representatives and successors of such party.

17. Severability. If any of this Agreement or the applications thereof to any person or party or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

18. Additional Remedies. The rights and remedies of any party hereunder shall not be mutually exclusive, i.e., the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provision hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but nothing herein contained is intended to, nor shall it, limit or affect any other rights in equity or any rights at law or by statute or otherwise.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above mentioned. MAINSTREETIPO.COM, INC.

                                          By: /s/ Joseph M. Salvani
                                          -------------------------
                                          JOSEPH M. SALVANI, Chairman
                                          of the Board, Chief Executive Officer
                                          and President

                                          BIOQUEST INTERNATIONAL, INC.

                                          By: /s/Peter J. Ewens
                                          ---------------------
                                          PETER J. EWENS, Chairman of the Board,
                                          Chief Executive Officer and President